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                              CONVERSION AGREEMENT
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                              CONVERSION AGREEMENT

      THIS CONVERSION AGREEMENT is made and entered into this 7th day of October, 1997 by and between Workforce Systems Corp., a Florida corporation ("Workforce"), Federal Supply, Inc., a Florida corporation ("Federal") and Robert L. Hausman and Barbara Hausman (collectively, "Hausman").

      WHEREAS, Federal is a wholly-owned subsidiary of Workforce.

      WHEREAS, Federal has delivered to Hausman that certain Promissory Note dated May 29, 1997 in the principal amount of $1,079,024.31, a copy of which is attached hereto as Exhibit A and incorporated herein by such reference (the "Federal Note").

      WHEREAS, Workforce is desirous of converting the Federal Note into shares of its Series E Cumulative Non-Participating Preferred Stock and Hausman has agreed to such conversion.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

      1.    RECITALS. The foregoing recitals are true and correct.

      2. CONVERSION. The entire principal and any and all accrued but unpaid interest on the Federal Note is hereby converted into 115,000 shares of Workforce's Series E Cumulative Non-Participating Preferred Stock, the designations, rights and preferences of which are attached hereto as Exhibit B and incorporated herein by such reference.

      3.    MISCELLANEOUS.

            (a) Each of the parties hereto will bear its own legal fees and other expenses in connection with the transactions contemplated by this Agreement.

            (b) If any term or provision of this Agreement or any exhibits thereto or the application thereof to any person, property or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the exhibits thereto or the application or such term or provision to person, property or circumstances other than those as to which it is invalid and unenforceable shall not be affected thereby, and each term and provision of this Agreement or the exhibits thereto shall be valid and enforced to the fullest extent permitted by law.




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            (c)   Any notices,  requests or consents  hereunder  shall be deemed given, and any instruments delivered, two days after they have been mailed by first class mail, postage prepaid, or upon receipt if delivered personally or by facsimile transmission, as follows:

If to Workforce
and Federal:            7777 Glades Road
                        Suite 211
                        Boca Raton, Florida 33433
                        Attention: President

With a copy to:         Atlas, Pearlman, Trop & Borkson, P.A.
                        200 East Las Olas Boulevard
                        Suite 1900
                        Fort Lauderdale, Florida  33301
                        Attention:  Charles B. Pearlman, Esq.

If to Hausman:          3785 NW 65 Lane
                        Boca Raton, Florida  33496

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph.

            (d) This Agreement, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (e) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (f) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors but shall not inure to the benefit of anyone other than the parties signing this Agreement and their respective successors.










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            (g)   This  Agreement  shall be governed by the laws of the State of
Florida.

            (h) The parties have either (i) been represented by independent legal counsel in connection with the negotiations and execution of this Agreement, or (ii) each has had the opportunity to obtain independent legal counsel, has been advised that it is in their best interests to do so and by execution of this Agreement has waive the right.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          Workforce Systems Corp.

                                          By: /s/ C. Lawrence Rutstein
                                             ------------------------------
                                                C. Lawrence Rutstein,
                                                Director

                                          Federal Supply, Inc.

                                          By: /s/ John Murray
                                             ------------------------------
                                                John Murray,
                                                Its:
                                                    -----------------------

                                          /s/ Robert Hausman
                                          ---------------------------------
                                          Robert Hausman

                                          /s/ Barbara Hausman
                                          ---------------------------------
                                          Barbara Hausman















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